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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         DATE OF REPORT: MARCH 6, 2000
                       (Date of earliest event reported)

                        --------------------------------


                            CORPAS INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------


            FLORIDA                       000-30100              59-2890565
            -------                       ---------              ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)


                           1640 5TH STREET, SUITE 218
                         SANTA MONICA, CALIFORNIA 90405
                         ------------------------------
               (Address of principal executive offices, zip code)


                                 (310) 392-5640
                                 --------------
              (Registrant's telephone number, including area code)



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This amendment to Current Report is filed to correct the Current Report filed on March 21, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         On March 21, 2000, the Registrant filed a Form 8-K reporting its acquisition of the assets of Planet Extreme, Ltd. on March 6, 2000, pursuant to an Agreement of Purchase and Sale dated February 29, 2000. In that Report, the Registrant indicated that it would file an amendment containing financial statements of Planet Extreme, Ltd. within 60 days of the filing. However, since the Registrant did not acquire a significant amount of assets in that transaction as defined under Item 2 of Form 8-K, no financial information is required to be filed in respect of that asset acquisition.

                                       CORPAS INVESTMENTS, INC.


Date:  May 16, 2000                    By: /s/ Ross A. Love
                                          -------------------------------------
                                               Ross A. Love
                                               Chief Executive Officer



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